Exhibit 2.01
Cemex, S.A.B. de C.V.
Report on Payments to Governments
January 1
st
to December 31
st
2024
Contents

Payment overview	2
Payments by country	3
Colombia	3
Croatia	5
Czech Republic	6
Dominican Republic	7
Egypt	8
France	9
Germany	11
Israel	13
Jamaica	15
Mexico	16
Nicaragua	20
Panama	21
Poland	22
Spain	24
Trinidad and Tobago	25
United Kingdom	26
United States	29

1	Report on Payments to Governments 2024

Payment overview
The table below shows the payments to governments made by Cemex during the period from January 1 st
to December 31
st
2024, disclosed by country and payment type.

Country	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Colombia	24,112,538	701,742	2,561,435	—	—	—	—	—	27,375,715
Croatia	11,771,231	—	32,357,644	—	—	—	—	8,340,304	52,469,179
Czech Republic	9,133,213	—	924,654	—	—	—	—	—	10,057,867
Dominican Republic	41,600,683	—	205,923	—	—	—	—	1,570,046	43,376,652
Egypt	3,955,724	—	33,117,908	—	—	—	—	—	37,073,632
France	4,478,217	1,658,214	4,143,091	—	—	—	—	—	10,279,522
Germany	15,822,801	—	935,935	—	—	—	681,487	1,970,366	19,410,589
Israel	16,499,371	40,500,934	93,751,468	—	—	—	581,927	—	151,333,700
Jamaica	15,302,101	160,120	8,408,209	—	—	—	—	—	23,870,430
Mexico	409,559,996	—	246,932,405	32,087	—	—	—	95,315	656,619,803
Nicaragua	18,366,102	—	9,565,066	1,405,059	—	—	2,147	1,340,265	30,678,639
Panama	1,576,782	—	570,620	23,041	—	—	960	5,240,189	7,411,592
Poland	8,585,305	—	4,678,031	—	—	—	379,644	301,038	13,944,018
Spain	15,114,337	—	1,682,802	—	—	—	—	—	16,797,139
Trinidad and Tobago	1,186,070	—	19,536,414	—	—	—	—	—	20,722,484
United Kingdom	8,351,649	—	1,453,783	—	—	—	—	—	9,805,432
United States	26,725,134	60,415	15,544,243	—	—	—	665,140	—	42,994,932

Total	632,141,254	43,081,425	476,369,631	1,460,187	—	—	2,311,305	18,857,523	1,174,221,325

2	Report on Payments to Governments 2024

Payments by country
Colombia

National 1
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Agencia Nacional De Mineria	—	701,742	98,595	—	—	—	—	—	800,337
Empresas Publicas De Medellin	—	—	321,261	—	—	—	—	—	321,261
Enel Colombia S.A E.S.P	—	—	813,648	—	—	—	—	—	813,648
Fondo Nacional Del Ahorro	—	—	462,170	—	—	—	—	—	462,170
Ministerio De Hacienda Y Credito Publico	—	—	373,426	—	—	—	—	—	373,426
Superintendencia De Servicios Públicos	—	—	153,045	—	—	—	—	—	153,045
Superintendencia De Sociedades	—	—	113,842	—	—	—	—	—	113,842
Uae Dirección De Impuestos Y Aduanas Nacionales	17,566,461	—	—	—	—	—	—	—	17,566,461

Total National	17,566,461	701,742	2,335,987	—	—	—	—	—	20,604,190

Subnational
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Alcaldia Municipal De Ibague	2,212,088	—	—	—	—	—	—	—	2,212,088
Alcaldia Municipal De Soacha	149,989	—	—	—	—	—	—	—	149,989
Direccion Distrital De Tesoreria	2,321,443	—	15,711	—	—	—	—	—	2,337,154
Electrificadora De Santander	—	—	101,228	—	—	—	—	—	101,228
Empresa De Energia De Boyaca Sa Empresa De Servicios Publicos	—	—	105,283	—	—	—	—	—	105,283
Infibague	367,829	—	—	—	—	—	—	—	367,829
Municipio De La Calera	464,722	—	—	—	—	—	—	—	464,722
Municipio De Maceo	379,341	—	3,226	—	—	—	—	—	382,567

1	Payments made at the national level are generally non-specific to a particular Project and are therefore not assigned to a Project at the Project level disclosure.

3	Report on Payments to Governments 2024

Municipio De Mosquera	115,253	—	—	—	—	—	—	—	115,253
Municipio Los Patios	258,045	—	—	—	—	—	—	—	258,045
Tesorería Municipal De Bucaramanga	104,781	—	—	—	—	—	—	—	104,781
Tesoreria Municipal De Palmira	172,586	—	—	—	—	—	—	—	172,586

Total Subnational	6,546,077	—	225,448	—	—	—	—	—	6,771,525

Total	24,112,538	701,742	2,561,435	—	—	—	—	—	27,375,715

Project level disclosure
Project	Mineral Type	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Subnational - Antioquia	Sand & gravel	Municipio De Maceo	379,341	—	3,226	—	—	—	—	—	382,567
Subnational - Cundinamarca	Sand & gravel	Alcaldia Municipal De Soacha	149,989	—	—	—	—	—	—	—	149,989
		Municipio De La Calera	464,722	—	—	—	—	—	—	—	464,722
		Municipio De Mosquera	115,253	—	—	—	—	—	—	—	115,253
		Direccion Distrital De Tesoreria	2,321,443	—	15,711	—	—	—	—	—	2,337,154
Subnational - Norte de Santander	Limestone	Municipio Los Patios	258,045	—	—	—	—	—	—	—	258,045
	Sand & gravel
Subnational - Santander	Clay	Electrificadora De Santander	—	—	101,228	—	—	—	—	—	101,228
	Gypsum; Puzzolans; Silica sand	Tesoreria Municipal De Bucaramanga	104,781	—	—	—	—	—	—	—	104,781
	Sand & gravel	Empresa De Energia De Boyaca Sa Empresa De Servicios Publicos	—	—	105,283	—	—	—	—	—	105,283
Subnational - Tolima	Limestone	Alcaldia Municipal De Ibague	2,212,088	—	—	—	—	—	—	—	2,212,088
	Clay	Infibague	367,829	—	—	—	—	—	—	—	367,829
Subnational - Valle del Cauca	Sand & gravel	Tesoreria Municipal De Palmira	172,586	—	—	—	—	—	—	—	172,586
Subnational - Atlantico	Sand & gravel	—	—	—	—	—	—	—	—	—	—

Total			6,546,077	—	225,448	—	—	—	—	—	6,771,525

4	Report on Payments to Governments 2024

Croatia

National 1
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Tax Administration of the Republic of Croatia	11,518,219	—	—	—	—	—	—	5,591,298	17,109,517
HEP Supply Ltd.	—	—	26,612,053	—	—	—	—	—	26,612,053
Croatian Transmission System Operator Plc. (HOPS d.d.)	—	—	1,480,346	—	—	—	—	—	1,480,346
Port Authority of Split	—	—	180,528	—	—	—	—	—	180,528
Ministry of State Property	104,028	—	—	—	—	—	—	—	104,028
HEP Distribution System Operator Ltd. Split	—	—	181,521	—	—	—	—	—	181,521
Croatian Railways Cargo Ltd. (HŽ Cargo d.o.o.)	—	—	3,155,137	—	—	—	—	—	3,155,137
DES Institution	—	—	206,816	—	—	—	—	—	206,816

Total National	11,622,247	—	31,816,401	—	—	—	—	5,591,298	49,029,946

Subnational
Government Authority	Taxes	Roya ltie s	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
City of Solin	148,984	—	—	—	—	—	—	1,911,239	2,060,223
Public Health Teaching Institute	—	—	268,143	—	—	—	—	—	268,143
Municipality of Kaštela – Communal Department	—	—	—	—	—	—	—	837,767	837,767
Water Supply and Sewerage Ltd	—	—	273,100	—	—	—	—	—	273,100

Total Subnational	148,984	—	541,243	—	—	—	—	2,749,006	3,439,233

Total	11,771,231	—	32,357,644	—	—	—	—	8,340,304	52,469,179

Project level disclosure
Project	Mineral Type	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Subnational- Dalmatia	Limestone	City of Solin	148,984	—	—	—	—	—	—	1,911,239	2,060,223
		Public Health Teaching Institute	—	—	268,143	—	—	—	—	—	268,143
		Municipality of Kaštela – Communal Department	—	—	—	—	—	—	—	837,767	837,767
		Water Supply and Sewerage Ltd	—	—	273,100	—	—	—	—	—	273,100

Total			148,984	—	541,243	—	—	—	—	2,749,006	3,439,233

1	Payments made at the national level are generally non-specific to a particular Project and are therefore not assigned to a Project at the Project level disclosure.

5	Report on Payments to Governments 2024

Czech Republic

National 1
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Celní Úřad Pardubice	—	—	203,899	—	—	—	—	—	203,899
Celní Úřad Pro Moravskoslezský Kraj	—	—	186,351	—	—	—	—	—	186,351
Celní Úřad Pro Zlínský Kraj	—	—	152,597	—	—	—	—	—	152,597
Finanční správa ČR	5,155,652	—	—	—	—	—	—	—	5,155,652
Lesy České Republiky, S.P.	—	—	150,158	—	—	—	—	—	150,158
Obvodní Báňský Úřad-Kraj Královéhra	—	—	231,645	—	—	—	—	—	231,645
Specializovaný Finanční Úřad	3,977,561		4						3,977,565

Total National	9,133,213	—	924,654	—	—	—	—	—	10,057,867

Total	9,133,213	—	924,654	—	—	—	—	—	10,057,867

Project level disclosure
Project	Mineral Type	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Subnational - Pardubice	Limestone	—	—	—	—	—	—	—	—	—	—
Sand & gravel
Subnational - Benešov	Crushed stone	—	—	—	—	—	—	—	—	—	—
Subnational - Brno	Sand & gravel	—	—	—	—	—	—	—	—	—	—
Subnational - Hradec Králové	Sand & gravel	—	—	—	—	—	—	—	—	—	—
Subnational - Liberec	Crushed stone	—	—	—	—	—	—	—	—	—	—
Subnational - Olomouc	Sand & gravel	—	—	—	—	—	—	—	—	—	—
Subnational - Ostrava	Sand & gravel	—	—	—	—	—	—	—	—	—	—
Subnational - Plzeň	Crushed stone	—	—	—	—	—	—	—	—	—	—
Subnational - Strakonice	Crushed stone	—	—	—	—	—	—	—	—	—	—
Subnational - Ústí nad Labem	Crushed stone	—	—	—	—	—	—	—	—	—	—
Subnational - Zlín	Sand & gravel	—	—	—	—	—	—	—	—	—	—
Subnational - Znojmo	Sand & gravel	—	—	—	—	—	—	—	—	—	—

Total			—	—	—	—	—	—	—	—	—

1	Payments made at the national level are generally non-specific to a particular Project and are therefore not assigned to a Project at the Project level disclosure.

6	Report on Payments to Governments 2024

Dominican Republic

National 1
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Distribuidora Electricidad Del Sur	—	—	205,923	—	—	—	—	—	205,923
Inst. Nacional De Form. Tec. Profesional	—	—	—	—	—	—	—	107,024	107,024
Tesoreria De La Seguridad Social	—	—	—	—	—	—	—	1,463,022	1,463,022
Dirección General De Impuestos Internos	41,183,387	—	—	—	—	—	—	—	41,183,387
Direccion General De Aduana	417,296	—	—	—	—	—	—	—	417,296

Total National	41,600,683	—	205,923	—	—	—	—	1,570,046	43,376,652

Project level disclosure
Project	Mineral Type	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends
Subnational - Barahona	Gypsum; Puzzolans; Silica sand	—	—	—	—	—	—	—
Subnational - San Pedro de Macoris	Limestone	—	—	—	—	—	—	—
	Clay	—	—	—	—	—	—	—

Total		—	—	—	—	—	—	—

1	Payments made at the national level are generally non-specific to a particular Project and are therefore not assigned to a Project at the Project level disclosure.

7	Report on Payments to Governments 2024

Egypt

National 1
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Egypt Co. for Electricity Transmission	—	—	11,893,755	—	—	—	—	—	11,893,755
Large Taxpayer Center	1,188,500	—	—	—	—	—	—	—	1,188,500
Nile Petroleum Marketing Company	—	—	12,404,988	—	—	—	—	—	12,404,988
National Service Projects Organization (NSPO)	—	—	1,376,972	—	—	—	—	—	1,376,972
Sundry Account – Egyptian Customs	—	—	6,127,780	—	—	—	—	—	6,127,780
Tax Authority – Withholding Tax Department	91,280	—	—	—	—	—	—	—	91,280
Clay Tax Authority	2,675,944	—	—	—	—	—	—	—	2,675,944
Egyptian Company for Mining and Management	—	—	555,272	—	—	—	—	—	555,272
Public Sector Insurance Office – Assiut	—	—	344,838	—	—	—	—	—	344,838

Total National	3,955,724	—	32,703,605	—	—	—	—	—	36,659,329

Subnational
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Assiut Transport Society	—	—	133,724	—	—	—	—	—	133,724
General Office of Assiut Governorate	—	—	137,792	—	—	—	—	—	137,792
Qena Transport Society	—	—	142,787	—	—	—	—	—	142,787

Total Subnational	—	—	414,303	—	—	—	—	—	414,303

Total	3,955,724	—	33,117,908	—	—	—	—	—	37,073,632

Project level disclosure
Project	M ineral Type	Go ver ment Entity	T axe s	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Subnational-Assiut	Limestone	Assiut Transport Society	—	—	133,724	—	—	—	—	—	133,724
	Clay	General Office of Assiut Governorate	—	—	137,792	—	—	—	—	—	137,792
		Qena Transport Society	—	—	142,787	—	—	—	—	—	142,787
Subnational-Red Sea	Gypsum; Puzzolans; Silica sand	—	—	—	—	—	—	—	—	—	—

Total			—	—	414,303	—	—	—	—	—	414,303

1	Payments made at the national level are generally non-specific to a particular Project and are therefore not assigned to a Project at the Project level disclosure.

8	Report on Payments to Governments 2024

France

National 1
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
General Directorate of Public Finances	1,487,211	—	—	—	—	—	—	—	1,487,211

Total National	1,487,211	—	—	—	—	—	—	—	1,487,211

Subnational
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Commune of Anneville-Ambourville	—	470,306	—	—	—	—	—	—	470,306
Grand River and Maritime Port of the Axe	—	82,217	3,828,270	—	—	—	—	—	3,910,488
Public Treasury	—	—	314,820	—	—	—	—	—	314,820
Public Treasury (Hay-les-Roses)	—	1,105,691	—	—	—	—	—	—	1,105,691
Public Treasury – Property Tax	2,859,085	—	—	—	—	—	—	—	2,859,085
Treasury Office of Pierrelatte	131,921	—	—	—	—	—	—	—	131,921

Total Subnational	2,991,006	1,658,214	4,143,091	—	—	—	—	—	8,792,311

Total	4,478,217	1,658,214	4,143,091	—	—	—	—	—	10,279,522

1	Payments made at the national level are generally non-specific to a particular Project and are therefore not assigned to a Project at the Project level disclosure.

9	Report on Payments to Governments 2024

P roje ct lev el d iscl osure
Project	Mineral Type	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Subnational - Île-de-France	Sand & gravel	Public Treasury	—	—	314,820	—	—	—	—	—	314,820
		Public Treasury (Hay-les-Roses)	—	1,105,691	—	—	—	—	—	—	1,105,691
		Public Treasury – Property Tax	2,859,085	—	—	—	—	—	—	—	2,859,085
Subnational - Rhône-Alpes (Auvergne-Rhône-Alpes)	Sand & gravel	Treasury Office of Pierrelatte	131,921	—	—	—	—	—	—	—	131,921
	Crushed stone
Subnational- Normandie	Sand & gravel	Commune of Anneville -Ambourville	—	470,306	—	—	—	—	—	—	470,306
		Grand River and Maritime Port of the Axe	—	82,217	3,828,270	—	—	—	—	—	3,910,487
Subnational-Occitanie	Crushed stone	—	—	—	—	—	—	—	—	—	—
	Sand & gravel
Subnational-Provence-Alpes-Côte d’Azur	Crushed stone	—	—	—	—	—	—	—	—	—	—
Subnational-Centre-Val de Loire	Crushed stone	—	—	—	—	—	—	—	—	—	—
Subnational-Grand Est	Crushed stone	—	—	—	—	—	—	—	—	—	—
Subnational-Nouvelle Aquitaine	Sand & gravel	—	—	—	—	—	—	—	—	—	—
Subnational-Picardie	Sand & gravel	—	—	—	—	—	—	—	—	—	—

Total			2,991,006	1,658,214	4,143,091	—	—	—	—	—	8,792,311

10	Report on Payments to Governments 2024

Germany

National 1
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Bundesamt Für Güterverkehr	—	—	—	—	—	—	681,487	—	681,487
Hauptzollamt Frankfurt/Oder	106,730	—	—	—	—	—	—	—	106,730
Landesamt Für Geologie	—	—	144,994	—	—	—	—	—	144,994
Federal Central Tax Office	2,048,485	—	—	—	—	—	—	—	2,048,485

Total National	2,155,215	—	144,994	—	—	—	681,487	—	2,981,696

Subnational
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Bezirksamt Friedrichshain-Kreuzberg	—	—	—	—	—	—	—	152,827	152,827
Finanzamt Bautzen	1,240,358	—	—	—	—	—	—	—	1,240,358
Finanzamt Coburg	103,847	—	—	—	—	—	—	—	103,847
Finanzamt Kreuzberg	243,355	—	—	—	—	—	—	—	243,355
Finanzamt Pirna	456,798	—	—	—	—	—	—	—	456,798
Finanzamt Regensburg	257,750	—	—	—	—	—	—	—	257,750
Finanzamt Schrobenhausen	180,993	—	—	—	—	—	—	—	180,993
Finanzamt Strausberg	10,300,408	—	—	—	—	—	—	—	10,300,408
Gemeinde Bahretal Vertreten Durch D	—	—	—	—	—	—	—	234,063	234,063
Gemeinde Weichering	—	—	—	—	—	—	—	152,570	152,570
Gemeindeverwaltung Malschwitz	—	—	—	—	—	—	—	233,434	233,434
Marktgemeinde Helmstadt	—	—	—	—	—	—	—	215,862	215,862
Sächs. Oberbergamt	—	—	686,536	—	—	—	—	—	686,536
Stadt Bischofwerda	383,045	—	—	—	—	—	—	—	383,045
Stadtverwaltung Ebersbach-Neugersdo	501,031	—	—	—	—	—	—	—	501,031
Toll Collect Gmbh	—	—	—	—	—	—	—	981,610	981,610
Wasser- U. Schifffahrtsamt Berlin	—	—	104,405	—	—	—	—	—	104,405

Total Subnational	13,667,586	—	790,941	—	—	—	—	1,970,366	16,428,893

Total	15,822,801	—	935,935	—	—	—	681,487	1,970,366	19,410,589

1	Payments made at the national level are generally non-specific to a particular Project and are therefore not assigned to a Project at the Project level disclosure.

11	Report on Payments to Governments 2024

Project level d isclos ure
Project	Mineral Type	Go verm ent Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Subnational - Bayern	Sand & gravel	Finanzamt Coburg	103,847	—	—	—	—	—	—	—	103,847
	Crushed stone	Finanzamt Regensburg	257,750	—	—	—	—	—	—	—	257,750
		Finanzamt Schrobenhausen	180,993	—	—	—	—	—	—	—	180,993
		Gemeinde Bahretal Vertreten Durch D	—	—	—	—	—	—	—	234,063	234,063
		Gemeindeverwaltung Malschwitz	—	—	—	—	—	—	—	233,434	233,434
		Gemeinde Weichering	—	—	—	—	—	—	—	152,570	152,570
		Marktgemeinde Helmstadt	—	—	—	—	—	—	—	215,862	215,862
Subnational - Brandenburg	Sand & gravel	Finanzamt Strausberg	10,300,408	—	—	—	—	—	—	—	10,300,408
		Bezirksamt Friedrichshain- Kreuzberg	—	—	—	—	—	—	—	152,827	152,827
		Finanzamt Kreuzberg	243,355	—	—	—	—	—	—	—	243,355
		Toll Collect Gmbh	—	—	—	—	—	—	—	981,610	981,610
		Wasser- U. Schifffahrtsamt Berlin	—	—	104,405	—	—	—	—	—	104,405
Subnational - Sachsen	Crushed stone	Finanzamt Pirna	456,798	—	—	—	—	—	—	—	456,798
	Sand & gravel	Finanzamt Bautzen	1,240,358	—	—	—	—	—	—	—	1,240,358
		Sächs. Oberbergamt	—	—	686,536	—	—	—	—	—	686,536
		Stadt Bischofwerda	383,045	—	—	—	—	—	—	—	383,045
		Stadtverwaltung Ebersbach- Neugersdo	501,031	—	—	—	—	—	—	—	501,031
			—	—	—	—	—	—	—	—	—
			—	—	—	—	—	—	—	—	—
			—	—	—	—	—	—	—	—	—

Total			13,667,585	—	79 0,94 1	—	—	—	—	1,970,366	16,428,892

12	Report on Payments to Governments 2024

Israel

National 1
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Israel Land Administration – Central District	—	18,048,750	42,741,570	—	—	—	—	—	60,790,320
Israel Antiquities Authority	—	—	222,495	—	—	—	—	—	222,495
Israel Land Authority	—	22,452,184	50,787,403	—	—	—	—	—	73,239,587
Israel Tax Authority	5,747,110	—	—	—	—	—	—	—	5,747,110

Total National	5,747,110	40,500,934	93,751,468	—	—	—	—	—	139,999,512

Subnational
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Be’er Tuvia Regional Council	898,999	—	—	—	—	—	—	—	898,999
Emek Hefer Regional Council	161,035	—	—	—	—	—	—	—	161,035
Al-Kasom Regional Council	1,013,721	—	—	—	—	—	—	—	1,013,721
Gilboa Regional Council	428,449	—	—	—	—	—	—	—	428,449
Southern Sharon Regional Council	242,000	—	—	—	—	—	—	—	242,000
Hevel Modi’in Regional Council	4,091,876	—	—	—	—	—	—	—	4,091,876
Hof HaCarmel (Carmel Coast) Regional Council	398,132	—	—	—	—	—	—	—	398,132
Merom HaGalil (Upper Galilee) Regional Council	176,999	—	—	—	—	—	—	—	176,999
Shdot Negev Regional Council	108,033	—	—	—	—	—	—	—	108,033
Zikhron Ya’akov Local Council	386,831	—	—	—	—	—	—	—	386,831
Tur’an Local Council	1,742,495	—	—	—	—	—	—	—	1,742,495
Municipality of Yavne	111,422	—	—	—	—	—	—	—	111,422
Municipality of Ramat Gan	329,540	—	—	—	—	—	—	—	329,540
Municipality of Eilat	179,127	—	—	—	—	—	581,927	—	761,054
Municipality of Tiberias	202,497	—	—	—	—	—	—	—	202,497
Municipality of Rishon LeZion	117,712	—	—	—	—	—	—	—	117,712
Municipality of Shefa-Amr (Shfaram)	163,393	—	—	—	—	—	—	—	163,393
Be’er Tuvia Regional Council	898,999	—	—	—	—	—	—	—	898,999

Total Subnational	10,752,261	—	—	—	—	—	581,927	—	11,334,188

Total	16,499,371	40,500,934	93,751,468	—	—	—	581,927	—	151,333,700

1	Payments made at the national level are generally non-specific to a particular Project and are therefore not assigned to a Project at the Project level disclosure.

13	Report on Payments to Governments 2024

Project level disclosure
Project	Mineral Type	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Subnational-Center	Crushed stone	Hevel Modi’in Regional Council	4,091,876	—	—	—	—	—	—	—	4,091,876
		Southern Sharon Regional Council	242,000	—	—	—	—	—	—	—	242,000
		Municipality of Ramat Gan	329,540	—	—	—	—	—	—	—	329,540
		Municipality of Rishon LeZion	117,712	—	—	—	—	—	—	—	117,712
		Municipality of Yavne	111,422	—	—	—	—	—	—	—	111,422
Subnational-North	Crushed stone	Emek Hefer Regional Council	161,035	—	—	—	—	—	—	—	161,035
		Tur’an Local Council	1,742,495	—	—	—	—	—	—	—	1,742,495
		Merom HaGalil (Upper Galilee) Regional Council	176,999	—	—	—	—	—	—	—	176,999
		Municipality of Tiberias	202,497	—	—	—	—	—	—	—	202,497
		Municipality of Shefa-Amr (Shfaram)	163,393	—	—	—	—	—	—	—	163,393
		Gilboa Regional Council	428,449	—	—	—	—	—	—	—	428,449
		Zikhron Ya’akov Local Council	386,831	—	—	—	—	—	—	—	386,831
		Hof HaCarmel (Carmel Coast) Regional Council	398,132	—	—	—	—	—	—	—	398,132
Subnational-South	Crushed stone	Be’er Tuvia Regional Council	898,999	—	—	—	—	—	—	—	898,999
		Al-Kasom Regional Council	1,013,721	—	—	—	—	—	—	—	1,013,721
		Shdot Negev Regional Council	108,033	—	—	—	—	—	—	—	108,033
		Municipality of Eilat	179,127	—	—	—	—	—	581,927	—	761,054

Total			10,752,261	—	—	—	—	—	581,927	—	11,334,188

14	Report on Payments to Governments 2024

Jamaica

National 1
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
National Water Commission	—	—	314,309	—	—	—	—	—	314,309
Jamaica Customs Agency	3,044	—	6,177,521	—	—	—	—	—	6,180,565
Tax Administration Jamaica	14,952,326	—	1,916,379	—	—	—	—	—	16,868,705
The Commisioner Of Mines	346,731	160,120	—	—	—	—	—	—	506,851

Total National	15,302,101	160,120	8,408,209	—	—	—	—	—	23,870,430

Total	15,302,101	160,120	8,408,209	—	—	—	—	—	23,870,430

Project level disclosure
Project	Mineral Type	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Subnational - Kingston	Limestone	—	—	—	—	—	—	—	—	—	—
Subnational - Saint Andrew	Gypsum; Puzzolans; Silica sand	—	—	—	—	—	—	—	—	—	—
Subnational - Saint Thomas	Clay	—	—	—	—	—	—	—	—	—	—
Subnational - Clarendon	Crushed stone	—	—	—	—	—	—	—	—	—	—

Total			—	—	—	—	—	—	—	—	—

1	Payments made at the national level are generally non-specific to a particular Project and are therefore not assigned to a Project at the Project level disclosure.

15	Report on Payments to Governments 2024

Mexico

National 1
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Services unit of government-owned electricity company	—	—	172,931,146	—	—	—	—	—	172,931,146
Government-owned energy company	—	—	50,001,646	—	—	—	—	—	50,001,646
Centro Nacional De Control De Energia	—	—	13,086,239	—	—	—	—	—	13,086,239
Tesoreria De La Federacion	982	—	2,763,500	32,087	—	—	—	—	2,796,569
Administracion Del Sistema Portuario Nacional Ensenada, S.A. de C.V.	—	—	1,577,604	—	—	—	—	—	1,577,604
Administracion Del Sistema Portuario Nacional Manzanillo, S.A. de C.V.	—	—	938,749	—	—	—	—	—	938,749
Distribution unit of government-owned electricity company	—	—	817,924	—	—	—	—	—	817,924
Administracion Del Sistema Portuario Nacional Coatzacoalcos, S.A. de C.V.	—	—	785,919	—	—	—	—	—	785,919
Administracion Portuaria Integral De Guaymas	—	—	508,990	—	—	—	—	—	508,990
Administracion Del Sistema Portuario Nacional Progreso, S.A. de C.V.	—	—	450,175	—	—	—	—	—	450,175
Administracion Portuaria Integral De Baja California Sur	—	—	378,662	—	—	—	—	—	378,662
Administracion Del Sistema Portuario Nacional Tampico, S.A. de C.V.	—	—	309,354	—	—	—	—	—	309,354
Transmission unit of government-owned electricity company	—	—	275,496	—	—	—	—	—	275,496
Instituto Mexicano Del Seguro Social	—	—	153,275	—	—	—	—	—	153,275
Servicio de Administración Tributaria	401,435,000	—	—	—	—	—	—	—	401,435,000

Total National	401,435,982	—	244,978,679	32,087	—	—	—	—	646,446,748

Subnational
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Municipio De Atotonilco De Tula	2,590,871	—	125,586	—	—	—	—	—	2,716,457
Municipio De Huichapan	1,065,497	—	194,636	—	—	—	—	—	1,260,133
Municipio De La Ciudad De Monterrey	788,807	—	133,938	—	—	—	—	—	922,745
Gobierno Del Estado De Mexico	772,753	—	27,141	—	—	—	—	—	799,894
Servicios De Agua Y Drenaje De Monterrey I.P.D.	—	—	698,362	—	—	—	—	—	698,362
Tesoreria Del Gobierno De La Ciudad De Mexico	520,474	—	28,340	—	—	—	—	—	548,814

1	Payments made at the national level are generally non-specific to a particular Project and are therefore not assigned to a Project at the Project level disclosure.

16	Report on Payments to Governments 2024

Municipio De Ensenada	402,021	—	33,077	—	—	—	—	—	435,098
Secretaría De Administración Y Finanzas de Yucatan	373,133	—	33,481	—	—	—	—	—	406,614
Municipio De Merida, Yucatan	246,806	—	10,332	—	—	—	—	—	257,138
Municipio De Tlalnepantla De Baz	245,562	—	—	—	—	—	—	—	245,562
Secretaria De Hacienda Del Gobierno Del Estado De Hidalgo	8,572	—	231,719	—	—	—	—	—	240,291
Secretaria De Administracion Y Finanzas De La Ciudad De Mexico	197,846	—	38,697	—	—	—	—	—	236,543
Municipio De Tecali De Herrera, Puebla	222,902	—	—	—	—	—	—	—	222,902
Comision Estatal De Servicios Publicos De Mexicali	—	—	208,848	—	—	—	—	—	208,848
Municipio De Cuautinchan, Puebla	167,543	—	—	—	—	—	—	—	167,543
SIAPA	—	—	163,112	—	—	—	—	—	163,112
Tesoreria Municipal De Torreon	155,497	—	531	—	—	—	—	—	156,028
Gobierno Del Estado Libre Y Soberano De Quintana Roo	49,333	—	8,008	—	—	—	—	95,315	152,656
Municipio De Zapotiltic, Jalisco	96,224	—	17,918	—	—	—	—	—	114,142
Municipio De La Colorada	110,937	—	—	—	—	—	—	—	110,937
Municipio De San Pedro Garza Garcia, N.L.	109,236	—	—	—	—	—	—	—	109,236

Total Subnational	8,124,014	—	1,953,726	—	—	—	—	95,315	10,173,055

Total	409,559,996	—	246,932,405	32,087	—	—	—	95,315	656,619,803

17	Report on Payments to Governments 2024

Project level disclosure
Project	Mineral Type	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Subnational - Baja California	Limestone	Municipio De Ensenada	402,021	—	33,077	—	—	—	—	—	435,098
	Crushed stone	Comision Estatal De Servicios Publicos De Mexicali	—	—	208,848	—	—	—	—	—	208,848
Subnational - Campeche	Gypsum; Puzzolans; Silica sand	—	—	—	—	—	—	—	—	—	—
	Crushed stone	—
Subnational - Coahuila	Limestone	Tesoreria Municipal De Torreon	155,497	—	531	—	—	—	—	—	156,028
	Clay
	Crushed stone
Subnational - Estado de México	Crushed stone	Gobierno Del Estado De Mexico	772,753	—	27,141	—	—	—	—	—	799,894
		Municipio De Tlalnepantla De Baz	245,562	—	—	—	—	—	—	—	245,562
		Tesoreria Del Gobierno De La Ciudad De Mexico	520,474	—	28,340	—	—	—	—	—	548,814
		Secretaria De Administracion Y Finanzas De La Ciudad De Mexico	197,846	—	38,697	—	—	—	—	—	236,543
Subnational - Guanajuato	Crushed stone	—	—	—	—	—	—	—	—	—	—
Subnational - Hidalgo	Limestone	Municipio De Atotonilco De Tula	2,590,871	—	125,586	—	—	—	—	—	2,716,457
	Clay	Municipio De Huichapan	1,065,497	—	194,636	—	—	—	—	—	1,260,133
	Crushed stone	Secretaria De Hacienda Del Gobierno Del Estado De Hidalgo	8,572	—	231,719	—	—	—	—	—	240,291
Subnational - Jalisco	Limestone	Municipio De Zapotiltic, Jalisco	96,224	—	17,918	—	—	—	—	—	114,142
	Gypsum; Puzzolans; Silica sand	SIAPA	—	—	163,112	—	—	—	—	—	163,112
	Crushed stone
Subnational - Nuevo Leon	Crushed stone	Municipio De La Ciudad De Monterrey	788,807	—	133,938	—	—	—	—	—	922,745
	Limestone	Servicios De Agua Y Drenaje De Monterrey I.P.D.	—	—	698,362	—	—	—	—	—	698,362
	Clay	Municipio De San Pedro Garza Garcia, N.L.	109,236	—	—	—	—	—	—	—	109,236
Subnational - Puebla	Limestone	Municipio de Cuautinchan, Puebla	167,543	—	—	—	—	—	—	—	167,543
	Clay	Municipio de Tecali de Herrera, Puebla	222,902	—	—	—	—	—	—	—	222,902
	Gypsum; Puzzolans; Silica sand
Subnational - Queretaro	Crushed stone	—	—	—	—	—	—	—	—	—	—

18	Report on Payments to Governments 2024

Subnational - Quintana Roo	Crushed stone	Gobierno del Estado Libre y Soberano de Quintana Roo	49,333	—	8,008	—	—	—	—	95,315	152,656
Subnational - San Luis Potosi	Limestone	—	—	—	—	—	—	—	—	—	—
	Clay
	Crushed stone
Subnational - Sonora	Limestone	Municipio de la Colorada	110,937	—	—	—	—	—	—	—	110,937
	Clay
	Gypsum; Puzzolans; Silica sand
Subnational - Yucatan	Limestone	Municipio De Merida, Yucatan	246,806	—	10,332	—	—	—	—	—	257,138
		Secretaría De Administración Y Finanzas de Yucatan	373,133	—	33,481	—	—	—	—	—	406,614

Total			8,124,014	—	1,953,726	—	—	—	—	95,315	10,173,055

19	Report on Payments to Governments 2024

Nicaragua

National 1
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Direccion General De Aduana	1,617,244	—	—	—	—	—	—	—	1,617,244
Direccion General De Ingresos	15,171,996	—	—	—	—	—	—	—	15,171,996
Disnorte S. A.	—	—	9,319,599	—	—	—	—	—	9,319,599
Enatrel	—	—	245,467	—	—	—	—	—	245,467
Instituto Nicaraguense De Seguridad	—	—	—	—	—	—	—	1,340,265	1,340,265
Ministerio De Hacienda Y Credito Publico	216,980	—	—	—	—	—	—	—	216,980

Total National	17,006,220	—	9,565,066	—	—	—	—	1,340,265	27,911,551

Subnational
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Alcaldia De Ciudad Sandino	253,555	—	—	90,193	—	—	—	—	343,748
Alcaldia De Managua	224,574	—	—	436,107	—	—	—	—	660,681
Alcaldia De Nindiri	66,698	—	—	55,518	—	—	156	—	122,372
Alcaldia Municipal San Rafael Del Sur	815,055	—	—	823,241	—	—	1,991	—	1,640,287

Total Subnational	1,359,882	—	—	1,405,059	—	—	2,147	—	2,767,088

Total	18,366,102	—	9,565,066	1,405,059	—	—	2,147	1,340,265	30,678,639

Project level disclosure
Project	Mineral Type	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Subnational - Managua	Limestone	Alcaldia De Ciudad Sandino	253,555	—	—	90,193	—	—	—	—	343,748
		Alcaldia De Managua	224,574	—	—	436,107	—	—	—	—	660,681
		Alcaldia De Nindiri	66,698	—	—	55,518	—	—	156	—	122,372
		Alcaldia Municipal San Rafael Del Sur	815,055	—	—	823,241	—	—	1,991	—	1,640,287

Total			1,359,882	—	—	1,405,059	—	—	2,147	—	2,767,088

1	Payments made at the national level are generally non-specific to a particular Project and are therefore not assigned to a Project at the Project level disclosure.

20	Report on Payments to Governments 2024

Panama

National 1
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Caja De Seguro Social	—	—	—	—	—	—	—	5,240,189	5,240,189
Empresa Nacional De Autopistas Sa	17,275	—	175,714	—	—	—	—	—	192,989
Tesoro Nacional	672,149	—	394,906	—	—	—	—	—	1,067,055
Dirección General de Ingresos (DGI)	802,456	—	—	—	—	—	—	—	802,456

Total National	1,491,880	—	570,620	—	—	—	—	5,240,189	7,302,689

Subnational
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Municipio De Panama	84,902	—	—	23,041	—	—	960	—	108,903

Total Subnational	84,902	—	—	23,041	—	—	960	—	108,903

Total	1,576,782	—	570,620	23,041	—	—	960	5,240,189	7,411,592

Project level disclosure
Project	Mineral Type	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvement s	Community and social responsibility payments that are required by law or contract	Total
Subnational - Provincia de Panama	Limestone	Municipio De Panama	84,902	—	—	23,041	—	—	960	—	108,903
	Clay		—	—	—	—	—	—	—	—	—

Total			84,902	—	—	23,041	—	—	960	—	108,903

1	Payments made at the national level are generally non-specific to a particular Project and are therefore not assigned to a Project at the Project level disclosure.

21	Report on Payments to Governments 2024

Poland

National 1
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Lublin Tax Office	3,766,265	—	—	—	—	—	—	—	3,766,265
National Fund for Environmental Protection	—	—	583,865	—	—	—	—	—	583,865
State Fund for Rehabilitation	—	—	—	—	—	—	—	301,038	301,038
Regional Directorate of State Forests	—	—	354,653	—	—	—	—	—	354,653
Łukasiewicz Research Network – Institute	—	—	—	—	—	—	379,644	—	379,644

Total National	3,766,265	—	938,518	—	—	—	379,644	301,038	5,385,465

Subnaional
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Municipal Enterprise of Municipal Economy	—	—	598,336	—	—	—	—	—	598,336
Municipal Utility Company	—	—	112,715	—	—	—	—	—	112,715
Municipal-Industrial Wastewater Treatment Plant	—	—	1,234,453	—	—	—	—	—	1,234,453
Olkusz Forest District	—	—	326,759	—	—	—	—	—	326,759
Municipality Office of Bierawa	101,094	—	46,920	—	—	—	—	—	148,014
Municipality Office of Klucze	103,423	—	317,897	—	—	—	—	—	421,320
Municipality Office of Mstów	329,504	—	72,392	—	—	—	—	—	401,896
Municipality Office of Rędziny	974,877	—	10,990	—	—	—	—	—	985,867
Municipality Office of Troszyn	132,669	—	10,539	—	—	—	—	—	143,208
Municipality Office in Kamień	224,032	—	—	—	—	—	—	—	224,032
Capital City of Warsaw – Włochy District Office	124,138	—	—	—	—	—	—	—	124,138
Marshal’s Office	—	—	160,643	—	—	—	—	—	160,643
Marshal’s Office – Finance Department	—	—	395,130	—	—	—	—	—	395,130
City Office of Chełm	2,312,164	—	334,590	—	—	—	—	—	2,646,754
City Office of Gdynia	124,778	—	76,333	—	—	—	—	—	201,111
Municipal Office – Department of Taxes and Fees	107,576	—	—	—	—	—	—	—	107,576
Municipality Office of Borzęcin	138,769	—	16,851	—	—	—	—	—	155,620
Municipal Office of Skarszewy	146,016	—	24,965	—	—	—	—	—	170,981

Total Subnational	4,819,040	—	3,739,513	—	—	—	—	—	8,558,553

Total	8,585,305	—	4,678,031	—	—	—	379,644	301,038	13,944,018

1	Payments made at the national level are generally non-specific to a particular Project and are therefore not assigned to a Project at the Project level disclosure.

22	Report on Payments to Governments 2024

Project lev el disclosure
Project	Mineral Type	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Comm un ity and social responsibility payments that are required by law or contract	Total
Subnational - lubelskie	Limestone	City Office of Chełm	2,312,164	—	334,590	—	—	—	—	—	2,646,754
Subnational - Slaskie	Limestone	Municipality Office of Rędziny	974,877	—	10,990	—	—	—	—	—	985,867
Subnational - Lesser Poland	Sand & gravel	Municipality Office of Borzęcin	138,769	—	16,851	—	—	—	—	—	155,620
Subnational - Mazovia	Sand & gravel	Municipality Office of Troszyn	132,669	—	10,539	—	—	—	—	—	143,208
	Crushed stone	Capital City of Warsaw – Włochy District Office	124,138	—	—	—	—	—	—	—	124,138
		Municipality Office in Kamień	224,032	—	—	—	—	—	—	—	224,032
Subnational - Pomerania	Sand & gravel	City Office of Gdynia	124,778	—	76,333	—	—	—	—	—	201,111
		Municipal Enterprise of Municipal Economy	—	—	598,336	—	—	—	—	—	598,336
		Municipal Utility Company	—	—	112,715	—	—	—	—	—	112,715
		Municipal-Industrial Wastewater Treatment Plant	—	—	1,234,453	—	—	—	—	—	1,234,453
		Municipal Office – Department of Taxes and Fees	107,576	—	—	—	—	—	—	—	107,576
		Municipal Office of Skarszewy	146,016	—	24,965	—	—	—	—	—	170,981
Subnational - Upper Silesia	Crushed stone	Municipality Office of Klucze	103,423	—	317,897	—	—	—	—	—	421,320
		Municipality Office of Mstów	329,504	—	72,392	—	—	—	—	—	401,896
		Olkusz Forest District	—	—	326,759	—	—	—	—	—	326,759
	Sand & gravel	Municipality Office of Bierawa	101,094	—	46,920	—	—	—	—	—	148,014
		Marshal’s Office	—	—	160,643	—	—	—	—	—	160,643
		Marshal’s Office – Finance Department	—	—	395,130.00	—	—	—	—	—	395,130

Total			4,819,040	—	3,739,513	—	—	—	—	—	8,558,553

23	Report on Pay me nts to Governments 2024

Spain

National 1
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Agencia Estatal de Administración Tributaria	15,114,337	—	—	—	—	—	—	—	15,114,337

Total National	15,114,337	—	—	—	—	—	—	—	15,114,337

Subnational
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Autoridad Portuaria Baleares	—	—	1,007,071	—	—	—	—	—	1,007,071
Ports De La Generalitat	—	—	440,963	—	—	—	—	—	440,963
Autoridad Portuaria De Motril	—	—	124,181	—	—	—	—	—	124,181
Agencia Catalana Del Agua	—	—	110,587	—	—	—	—	—	110,587

Total Subnational	—	—	1,682,802	—	—	—	—	—	1,682,802

Total	15,114,337	—	1,682,802	—	—	—	—	—	16,797,139

Project level disclosure
Project	Mineral Type	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Subnational - Aragon	Limestone Crushed stone Gypsum; Puzzolans; Silica sand	—	—	—	—	—	—	—	—	—	—
Subnational - Islas Baleares	Crushed stone	Autoridad Portuaria Baleares	—	—	1,007,071	—	—	—	—	—	1,007,071
Subnational - Castilla - La Mancha	Limestone Clay Sand & gravel Crushed Stone Gypsum; Puzzolans; Silica sand	—	—	—	—	—	—	—	—	—	—
Subnational - Catalunya	Limestone	Ports De La Generalitat	—	—	440,963	—	—	—	—	—	440,963
	Clay	Agencia Catalana Del Agua	—	—	110,587	—	—	—	—	—	110,587
	Sand & gravel
	Crushed stone
Subnational - Andalucia	Crushed stone	Autoridad Portuaria De Motril	—	—	124,181	—	—	—	—	—	124,181
Subnational - Madrid	Sand & gravel	—	—	—	—	—	—	—	—	—	—
	Crushed stone
Subnational - Valencia	Crushed stone	—	—	—	—	—	—	—	—	—	—

Total		—	—	—	1,682,802	—	—	—	—	—	1,682,802

1	Payments made at the national level are generally non-specific to a particular Project and are therefore not assigned to a Project at the Project level disclosure.

24	Report on Payments to Governments 2024

Trinidad and Tobago

National 1
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Board Of Inland Revenue	1,186,070	—	4,401,020	—	—	—	—	—	5,587,090
National Insurance Board	—	—	1,004,942	—	—	—	—	—	1,004,942
T & T Electricity Commission	—	—	3,795,374	—	—	—	—	—	3,795,374
The Nat. Gas Company Of T&T	—	—	10,335,078	—	—	—	—	—	10,335,078

Total National	1,186,070	—	19,536,414	—	—	—	—	—	20,722,484

Total	1,186,070	—	19,536,414	—	—	—	—	—	20,722,484

Project level disclosure
Project	Mineral Type	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Subnational - Region of Gasparilo	Crushed stone	—	—	—	—	—	—	—	—	—	—
Subnational - Region of Sangre Grande	Sand & gravel	—	—	—	—	—	—	—	—	—	—
Subnational -Couva-Tabaquite-Talparo	Limestone	—	—	—	—	—	—	—	—	—	—

Total			—	—	—	—	—	—	—	—	—

1	Payments made at the national level are generally non-specific to a particular Project and are therefore not assigned to a Project at the Project level disclosure.

25	Report on Payments to Governments 2024

United Kingdom

National 1
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Environment Agency	770,000	—	98,236	—	—	—	—	—	868,236
Network Rail	56,105	—	1,216,373	—	—	—	—	—	1,272,478

Total National	826,105	—	1,314,609	—	—	—	—	—	2,140,714

Subnational
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Birmingham City Council	126,301	—	—	—	—	—	—	—	126,301
Braintree District Council	304,611	—	1,539	—	—	—	—	—	306,150
Bristol City Council	115,224	—	—	—	—	—	—	—	115,224
Central Bedfordshire Council	263,911	—	39,882	—	—	—	—	—	303,793
Coventry City Council	147,088	—	—	—	—	—	—	—	147,088
Flintshire County Council	120,384	—	2,198	—	—	—	—	—	122,582
Gravesham Borough Council	293,014	—	179	—	—	—	—	—	293,193
Greenwich Council	275,631	—	1,373	—	—	—	—	—	277,004
Guildford Borough Council	44,075	—	61,099	—	—	—	—	—	105,174
High Peak Borough Council	785,994	—	9,518	—	—	—	—	—	795,512
Leeds City Council	209,643	—	—	—	—	—	—	—	209,643
London Borough Of Barking & Dagenham	607,171	—	9,765	—	—	—	—	—	616,936
London Borough Of Enfield Council	101,252	—	—	—	—	—	—	—	101,252
London Borough Of Hammersmith and Fulham	167,481	—	—	—	—	—	—	—	167,481
Malvern Hills District Council	128,068	—	—	—	—	—	—	—	128,068
North Kesteven District Council	177,809	—	—	—	—	—	—	—	177,809
North Lincolnshire Council	97,786	—	7,438	—	—	—	—	—	105,224

1	Payments made at the national level are generally non-specific to a particular Project and are therefore not assigned to a Project at the Project level disclosure.

26	Report on Payments to Governments 2024

Royal Borough Of Windsor & Maidenhead	273,126	—	—	—	—	—	—	—	273,126
Rugby Borough Council	1,369,673	—	—	—	—	—	—	—	1,369,673
Salford City Council	158,424	—	360	—	—	—	—	—	158,784
Solihull Metropolitan Borough	137,201	—	5,823	—	—	—	—	—	143,024
South Cambridgeshire District	297,254	—	—	—	—	—	—	—	297,254
South Derbyshire District Council	131,070	—	—	—	—	—	—	—	131,070
Southampton City Council	202,665	—	—	—	—	—	—	—	202,665
St Albans City & District Council	148,231	—	—	—	—	—	—	—	148,231
Stafford Borough Council	124,955	—	—	—	—	—	—	—	124,955
Thurrock Borough Council	717,502	—	—	—	—	—	—	—	717,502

Total Subnational	7,525,544	—	139,174	—	—	—	—	—	7,664,718

Total	8,351,649	—	1,453,783	—	—	—	—	—	9,805,432

27	Report on Payments to Governments 2024

Project level disclosure
Project	Mineral Type	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Subnational - Berkshire	Sand & gravel	Royal Borough Of Windsor & Maidenhead	273,126	—	—	—	—	—	—	—	273,126
		London Borough Of Hammersmith and Fulham	167,481	—	—	—	—	—	—	—	167,481
Subnational - Cambridgeshire	Sand & gravel	South Cambridgeshire District	297,254	—	—	—	—	—	—	—	297,254
Subnational - Derbyshire	Crushed stone	South Derbyshire District Council	131,070	—	—	—	—	—	—	—	131,070
	Sand & gravel	High Peak Borough Council	785,994	—	9,518	—	—	—	—	—	795,512
Subnational - Essex	Sand & gravel	London Borough Of Barking & Dagenham	607,171	—	9,765	—	—	—	—	—	616,936
		Thurrock Borough Council	717,502	—	—	—	—	—	—	—	717,502
		Braintree District Council	304,611	—	1,539	—	—	—	—	—	306,150
Subnational - Flintshire	Crushed stone	Bristol City Council	115,224	—	—	—	—	—	—	—	115,224
		Flintshire County Council	120,384	—	2,198	—	—	—	—	—	122,582
Subnational - Marine	Sand & gravel	Southampton City Council	202,665	—	—	—	—	—	—	—	202,665
Subnational - Hampshire	Sand & gravel	Guildford Borough Council	44,075	—	61,099	—	—	—	—	—	105,174
Subnational - Hertfordshire	Sand & gravel	London Borough Of Enfield Council	101,252	—	—	—	—	—	—	—	101,252
		St Albans City & District Council	148,231	—	—	—	—	—	—	—	148,231
Subnational - Kent	Sand & gravel	Greenwich Council	275,631	—	1,373	—	—	—	—	—	277,004
		Gravesham Borough Council	293,014	—	179	—	—	—	—	—	293,193
Subnational - Lincolnshire	Sand & gravel	North Kesteven District Council	177,809	—	—	—	—	—	—	—	177,809
		North Lincolnshire Council	97,786	—	7,438	—	—	—	—	—	105,224
		Leeds City Council	209,643	—	—	—	—	—	—	—	209,643
Subnational - Staffordshire	Sand & gravel	Malvern Hills District Council	128,068	—	—	—	—	—	—	—	128,068
		Salford City Council	158,424	—	360	—	—	—	—	—	158,784
		Stafford Borough Council	124,955	—	—	—	—	—	—	—	124,955
Subnational - Warwickshire	Sand & gravel	Coventry City Council	147,088	—	—	—	—	—	—	—	147,088
		Solihull Metropolitan Borough	137,201	—	5,823	—	—	—	—	—	143,024
		Rugby Borough Council	1,369,673	—	—	—	—	—	—	—	1,369,673
		Birmingham City Council	126,301	—	—	—	—	—	—	—	126,301
Subnational - Worcestershire	Sand & gravel		—	—	—	—	—	—	—	—	—
Subnational - Bedfordshire	Limestone	Central Bedfordshire Council	263,911	—	39,882	—	—	—	—	—	303,793
Subnational - Cheshire	Sand & gravel		—	—	—	—	—	—	—	—	—
Subnational - Conwy County	Crushed stone		—	—	—	—	—	—	—	—	—
Subnational - Leicestershire	Sand & gravel		—	—	—	—	—	—	—	—	—
Subnational - Kent	Sand & gravel		—	—	—	—	—	—	—	—	—

Total			7,261,633	—	99,292	—	—	—	—	—	7,664,718

28	Report on Payments to Governments 2024

United States

National 1
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Dept. of The Interior Bureau Of Land Management	—	—	101,800	—	—	—	—	—	101,800
Mine Safety & Health Administration	—	—	846,194	—	—	—	—	—	846,194
United States Treasury	24,797,842	—	—	—	—	—	—	—	24,797,842

Total National	24,797,842	—	947,994	—	—	—	—	—	25,745,836

Subnational
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Air Resources Board California	—	—	714,890	—	—	—	—	—	714,890
Alabama Dept Of Environmental Management	—	—	157,286	—	—	—	—	—	157,286
Broward County Board of County Commission	—	—	1,618,632	—	—	—	—	—	1,618,632
California Department of Conservation	—	—	138,581	—	—	—	—	—	138,581
City of Bell	—	—	534,296	—	—	—	—	—	534,296
City of Cocoa	—	—	313,156	—	—	—	—	—	313,156
City of Escondido	—	—	106,029	—	—	—	—	—	106,029
City of Fort Lauderdale	—	—	159,040	—	—	—	—	—	159,040
City of Houston-Dept of Public Work	—	—	186,777	—	—	—	—	—	186,777
City Of Inglewood	—	—	110,966	—	—	—	—	—	110,966
City Of Longmont	—	—	267,629	—	—	—	—	—	267,629
City Of New Braunfels	1,417,712	—	1,000	—	—	—	—	—	1,418,712
City Of North Las Vegas	—	—	141,196	—	—	—	—	—	141,196
City Of Pensacola	—	—	939,546	—	—	—	—	—	939,546
City Of Phoenix	—	—	430,589	—	—	—	—	—	430,589
City Of Redlands	200,403	60,415	49,871	—	—	—	—	—	310,689
City Of Reno	—	—	130,346	—	—	—	—	—	130,346
City Of Santa Clara	—	—	227,498	—	—	—	—	—	227,498
City Of Santa Paula	—	—	140,519	—	—	—	—	—	140,519
City Of Shafter	—	—	148,648	—	—	—	—	—	148,648
City Of West Sacramento	—	—	631,218	—	—	—	—	—	631,218
Colorado Dept. of Public Health and Environment	—	—	1,490,184	—	—	—	—	—	1,490,184
County Of Yolo	—	—	491,453	—	—	—	—	—	491,453
Edwards Aquifer Authority	—	—	273,968	—	—	—	—	—	273,968

1	Payments made at the national level are generally non-specific to a particular Project and are therefore not assigned to a Project at the Project level disclosure.

29	Report on Payments to Governments 2024

Florida Dept Of Environmental Protection	—	—	139,979	—	—	—	—	—	139,979
Georgia Dept. of Natural Resources	—	—	126,469	—	—	—	—	—	126,469
LA Municipal Services	—	—	166,278	—	—	—	—	—	166,278
Miami-Dade Water and Sewer Dept	—	—	1,163,729	—	—	—	—	—	1,163,729
Mojave Desert Air Quality Management	—	—	1,695,085	—	—	—	—	—	1,695,085
Mojave Water Agency	—	—	132,661	—	—	—	—	—	132,661
Port Of Houston Authority	—	—	—	—	—	—	665,140	—	665,140
Port Of San Francisco	—	—	1,263,789	—	—	—	—	—	1,263,789
Pyramid Lake Paiute Tribe	178,038	—	175	—	—	—	—	—	178,213
San Carlos Irrigation Project	—	—	143,473	—	—	—	—	—	143,473
South Coast Air Quality Management	—	—	200,383	—	—	—	—	—	200,383
State Board of Equalization	131,139	—	—	—	—	—	—	—	131,139
Town Of Prescott Valley	—	—	160,910	—	—	—	—	—	160,910
Total Subnational	1,927,292	60,415	14,596,249	—	—	—	665,140	—	17,249,096

Total	26,725,134	60,415	15,544,243	—	—	—	665,140	—	42,994,932

Project level disclosure
Project	Mineral Type	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Subnational - Alabama	Limestone	Alabama Dept Of Environmental Management	—	—	157,286	—	—	—	—	—	157,286
Subnational - California	Crushed stone	Air Resources Board California	—	—	714,890	—	—	—	—	—	714,890
	Sand & gravel	California Department Of Conservation	—	—	138,581	—	—	—	—	—	138,581
		City Of Bell	—	—	534,296	—	—	—	—	—	534,296
		City Of Escondido	—	—	—	106,029	—	—	—	— —	106,029
		City Of Inglewood	—	—	—	110,966	—	—	—	— —	110,966
		City Of Redlands	—	200,403	60,415	49,871	—	—	—	— —	310,689
		City Of Santa Clara	—	—	—	227,498	—	—	—	— —	227,498
		City Of Santa Paula	—	—	—	140,519	—	—	—	— —	140,519
		City Of Shafter	—	—	148,648	—	—	—	—	—	148,648
		City Of West Sacramento	—	—	631,218	—	—	—	—	—	631,218
		County Of Yolo	—	—	491,453	—	—	—	—	—	491,453

30	Report on Payments to Governments 2024

		Mojave Desert Air Quality Management	—	—	1,695,085	—	—	—	—	—	1,695,085
		Mojave Water Agency	—	—	132,661	—	—	—	—	—	132,661
		Port Of San Francisco	—	—	1,263,789	—	—	—	—	—	1,263,789
		South Coast Air Quality Management	—	—	200,383	—	—	—	—	—	200,383
		LA Municipal Services	—	—	166,278	—	—	—	—	—	166,278
		State Board Of Equalization	131,139	—	—	—	—	—	—	—	131,139
Subnational - Nevada	Sand & gravel	City Of North Las Vegas	—	—	141,196	—	—	—	—	—	141,196
	Crushed stone	City Of Reno	—	—	130,346	—	—	—	—	—	130,346
		Pyramid Lake Paiute Tribe	178,038	—	175	—	—	—	—	—	178,213
Subnational - Colorado	Gypsum; Puzzolans; Silica sand	City Of Longmont	—	—	267,629	—	—	—	—	—	267,629
		Colorado Dept Of Public Health And Environment	—	—	1,490,184	—	—	—	—	—	1,490,184
Subnational - Florida	Limestone	Broward County Board Of County Commission	—	—	1,618,632	—	—	—	—	—	1,618,632
	Crushed Stone	City Of Cocoa	—	—	313,156	—	—	—	—	—	313,156
	Sand & gravel	City Of Fort Lauderdale	—	—	159,040	—	—	—	—	—	159,040
		City Of Pensacola	—	—	939,546	—	—	—	—	—	939,546
		Florida Dept Of Environmental Protection	—	—	139,979	—	—	—	—	—	139,979
		Miami-Dade Water And Sewer Dept	—	—	1,163,729	—	—	—	—	—	1,163,729

31	Report on Payments to Governments 2024

Subnational - Georgia	Sand & gravel	Georgia Dept, of Natural Resources	—	—	126,469	—	—	—	—	—	126,469
	Limestone
Subnational - Arizona	Sand & gravel	City Of Phoenix	—	—	430,589	—	—	—	—	—	430,589
	Crushed stone	San Carlos Irrigation Project	—	—	143,473	—	—	—	—	—	143,473
	Gypsum; Puzzolans; Silica sand	Town Of Prescott Valley	—	—	160,910	—	—	—	—	—	160,910
Subnational - Texas	Crushed stone	City Of New Braunfels	1,417,712	—	1,000	—	—	—	—	—	1,418,712
	Limestone	City Of Houston-Dept Of Public Work	—	—	186,777	—	—	—	—	—	186,777
	Clay	Edwards Aquifer Authority	—	—	273,968	—	—	—	—	—	273,968
		Port Of Houston Authority	—	—	—	—	—	—	665,140	—	665,140

Total			1,927,292	60,415	14,596,249	—	—	—	665,140	—	17,249,096

32	Report on Payments to Governments 2024